AGREEMENT BY AND BETWEEN LANIER DAVENPORT,
            INTERNATIONAL FUEL SYSTEMS, INC. AND SAVE ON ENERGY, INC.
            ---------------------------------------------------------

         THIS AGREEMENT, dated as of January 7, 2000, (the "Agreement") between Save on Energy, Inc. ("Save"), Lanier Davenport ("Davenport") and International Fuel Systems, Inc. (*IFS") (collectively, the "Parties") supercedes the agreement dated June 24, 1999, by and between IFS and SAVE, as well as all other agreements and understandings between the Save and Davenport and between Save and IFS.

         NOW, THEREFORE, in consideration of $10 cash in hand, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all Parties, the Parties hereby agree as follows:

         1. SAVE shall deliver instructions to the transfer agent of SAVE concurrent with the execution of this Agreement, and shall cause to be issued and delivered within five (5) business days, Six Hundred Thousand (600,000) common shares of SAVE to the designees of Lanier Davenport, prior payment for such shares having duly been acknowledged by SAVE, as follows:

         Shareholder Name, Address, Social Security Number    Number of Shares

     (a)      Lanier M. Davenport                             255,000
              P.O. Box 178
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (b)      Lanier M. Davenport, Jr., UTMA                   30,000
              P.O. Box 187
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (c)      Steven Ray Davenport, UTMA                       30,000
              P.O. Box 187
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (d)      Sarah Byrd Davenport, UTMA                       30,000
              P.O. Box 187
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (e)      Jonathan P. Hoover                               40,000
              802 Scenic Highway
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (f)      Carol Espinosa                                   40,000
              Two Market Street, Apartment 306
              Chattanooga, Tennessee 37402
              Social Security Number: ###-##-####


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     (g)      Dennis L. Knight                                 40,000
              998 Boynton Drive
              Ringgold, GA 30736
              Social Security Number: ###-##-####

     (h)      Kota Suttle                                      20,000
              2631 Druid Oaks Drive
              Atlanta, GA 30329
              Social Security Number: ###-##-####

     (i)      Daryl Powell                                     40,000
              2716 Autumn Chase Drive
              Chattanooga, TN 37421
              Social Security Number: ###-##-####

     (j)      Gerald B. Andrews                                75,000
              111 Highland Drive
              West Point, GA 31833
              Social Security Number: ###-##-####

2. The shares described in Section 1 above shall bear piggy back registration rights, entitling these shares to be registered with any other registration made by SAVE. SAVE will be obligated to file with the SEC to cause such shares to be registered, within six (6) months from the date of this Agreement.

3. Davenport shall purchase from SAVE Two Hundred Thousand (200,000) common shares of SAVE, subject to Rule 144, at a price of $0.75 per common share for the amount of One Hundred Fifty Thousand Dollars ($150,000.00), to be paid in two separate installments of One Hundred Five Thousand Dollars ($105,000.00) and Forty Five Thousand Dollars ($45,000.00) , respectively. The first installment shall be placed in escrow until sufficient evidence has been presented to Davenport that the shares have been delivered. Upon release from escrow of the first installment, Davenport shall place, within five (5) business days, the second installment in escrow. SAVE shall concurrently instruct the transfer agent of SAVE, and shall cause to be issued and delivered, Two Hundred Thousand Shares (200,000) of the common stock of SAVE. The second installment shall be released from escrow upon delivery of the 200,000 shares. These shares shall be issued as follows:

     (a)      Lanier M. Davenport                              45,000
              P.O. Box 178
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (b)      Lanier M. Davenport, Jr., UTMA                   10,000
              P.O. Box 187
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####


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     (c)      Steven Ray Davenport, UTMA                       10,000
              P.O. Box 187
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (d)      Sarah Byrd Davenport, UTMA                       10,000
              P.O. Box 187
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (e)      Jonathan P. Hoover                               25,000
              802 Scenic Highway
              Lookout Mountain, TN 37350
              Social Security Number: ###-##-####

     (f)      Carol Espinosa                                   25,000
              Two Market Street, Apartment 306
              Chattanooga, Tennessee 37402
              Social Security Number: ###-##-####

     (g)      Gerald B. Andrews                                75,000
              111 Highland Drive
              West Point, GA 31833
              Social Security Number: ###-##-####

4. IFS shall diligently work toward identifying and securing OEMs to purchase Save's products. Upon receipt by SAVE, its assigns, or successors, of an OEM cumulative order for a minimum of 500 units of diesel conversion kits at a reasonable profit to SAVE, procured through the substantive efforts of IFS, SAVE shall instruct the transfer agent of SAVE, and shall cause to be issued and delivered, within five (5) business days, Four Hundred Thousand (400,000) common shares of SAVE, as Davenport shall specify in writing. For purposes of this Agreement, OEM shall be defined as a company which manufactures diesel engines or is a substantial purchaser of diesel engines for installation in new equipment.

5. Any notice, required or other, to SAVE shall be deemed given if sent by IFS or Davenport via certified mail or overnight carrier to SAVE's address as follows:

     Save On Energy, Inc.
     4851 Georgia Highway 85
     Suite 210
     Forest Park, Georgia 30297

     Any notice, required or other, to Davenport or IFS shall be deemed given if sent by SAVE via certified mail or overnight carrier to IFS's address as follows:

     International Fuel Systems, Inc.
     Suite 405 - Krystal Building
     One Union Square
     Chattanooga, TN 37402

6. Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement shall be referred to, and finally settled by, arbitration under and in accordance with the rules of arbitration of the American Arbitration Association then in effect. Such arbitration shall take place in Atlanta, Georgia.

7. Faxed copies of this Agreement are deemed to be originals for purpose of enforcement of this Agreement. In the event any section or sections of this Agreement are held to be invalid, the remaining sections are still deemed valid and binding and shall continue in effect. This Agreement shall be executed simultaneously in multiple counterparts each of which shall be deemed original, but all of which constitute the same document.

8.   This is the entire  agreement  between the Parties.  Any  modifications  or amendment to this Agreement must be in writing and executed by both Parties. This Agreement specifically supercedes all prior agreements, contracts, arrangements, understandings and representations between SAVE and either Davenport or IFS, whether orally or in writing, and all such prior agreements, contracts, arrangements, understandings and representations shall be deemed canceled and mull and void. This Agreement shall be governed by the laws of the State of Georgia.

     IN WITNESS WHEREOF, the Parties have set their hand as of the date first set forth above.

INTERNATIONAL FUEL SYSTEMS, INC.    SAVE ON ENERGY, INC.

By: /s/ Lanier M. Davenport                     By: /s/ Robby E. Davis
    -----------------------                         ------------------
         Lanier M. Davenport                    Robby E. Davis
         Chairman                               President

         By Resolution of the Board of          By Resolution of the Board of
         Directors                              Directors

/s/ Lanier M. Davenport
-----------------------
Lanier M. Davenport